ARV-471: Phase 1 Dose Escalation Clinical Trial Results San Antonio Breast Cancer Symposium December 10, 2021 Exhibit 99.2

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Agenda Topic Participant Introduction John G. Houston, Ph.D. President and Chief Executive Officer, Arvinas ARV-471 Clinical Data Update Ron Peck, M.D. Chris Boshoff, M.D., Ph.D. Chief Medical Officer, Arvinas Chief Development Officer, Pfizer Oncology ? Q&A

ARV-471: Potential to be the endocrine backbone of choice for ER+/HER2- breast cancer treatment  Potential Future US ER+/HER2- Breast Cancer Treatment Paradigm with ARV-471 Adjuvant (Post-Surgical) Breast Cancer (~160K) Metastatic Breast Cancer (~50K) Second/Third Line First Line Clinical Limitations Endocrine Backbone Aromatase Inhibitors (AI) Fulvestrant or exemestane Add-on therapies CDK4/6 inhibitors mTOR inhibitors or Pi3K3 inhibitors Fulvestrant Opportunity for ARV-471 Expansion Near-term CDK: cyclin-dependent kinases, Pi3K: phosphoinositide 3-kinase; mTOR: mammalian target of rapamycin Potential future state: ARV-471 Designed to be an oral, high-potency ER degrader with favorable safety profile *US incident population per year from SEER database

ARV-471: Potential best-in-class estrogen receptor-targeting therapy December 2020: 21 patients, clinical benefit rate of 42% (5 of 12 evaluable patients) December 2021: 60 patients, clinical benefit rate of 40% (19 of 47 evaluable patients) Continued robust signals of efficacy in a patient population expected to have highly ER-independent disease, due to 100% pretreatment with CDK4/6 inhibitors Well-tolerated across all dose levels with no dose limiting toxicities up to 700mg Majority (89%) of AEs reported were grade 1/2 ER degradation up to 89% continues to exceed reported degradation in fulvestrant and clinical-stage SERDs† † When compared to published data with fulvestrant and the clinical-stage SERDs. ARV-471 has not been studied in clinical trials against fulvestrant and/or clinical stage SERDs. CDK4/6, cyclin-dependent kinases; SERD, selective estrogen receptor degrader

Design “3 + 3” dose escalation with backfill ARV-471 orally administered with food Starting dose: 30 mg administered orally once daily Maximum administered daily dose: 700 mg ARV-471: First-in-Human study “3+3” dose escalation study Endpoints Primary: Maximum tolerated dose and recommended Phase 2 dose Key Secondary: Safety Pharmacokinetics Pharmacodynamics: Quantify ER in paired biopsies (baseline and on-treatment)  Efficacy: RECIST, Clinical Benefit Rate (CBR) defined as confirmed PRs and CRs + ≥ 24-week SD

100% of patients in Phase 1 study were post- CDK4/6 inhibitor; high rate of potential ER-independent resistance mechanisms

Phase 1 Inclusion Criteria

- ER+/HER2- advanced breast cancer
- **Disease progression on CDK4/6 inhibitor**
- ≥ 2 prior endocrine therapies in any setting
- Up to 3 prior chemotherapy regimens in advanced breast cancer

Believed to be the only trial of an ER-targeting therapy requiring prior CDK4/6 treatment for all patients

- After CDK4/6 inhibitor treatment, **~66%** of breast cancers have ER-independent mechanisms of resistance†
- Previously disclosed data demonstrate poor outcomes following CDK4/6 inhibitor therapy, e.g., fulvestrant:
  - Median PFS = 1.9 months††
  - CBR = 13.7%††

† Wander 2020; †† Lindeman ASCO 2021 results from VERONICA trial.
CDK4/6i, cyclin-dependent kinase 4/6 inhibitor. PFS, progression-free survival; TTF, time to treatment failure; CBR, clinical benefit rate

Pfizer ARVINAS 7

ARV-471 Phase 1 patients received extensive prior therapy (N = 60) Patient Characteristics Parameter N (%) Median age (years) 65.5 (38-80) ECOG performance status* 0 1 29 30 (48) (50) Sites of metastases Bone Liver Lung Other 33 23 13 13 (55) (38) (22) (22) Median prior lines of therapy total (range 1-9) † 4 (NA) Median number of prior endocrine regimens 3 (NA) Type of prior therapies in any setting CDK 4/6 inhibitor 60 (100) Fulvestrant 48 (80) Chemotherapy 47 (78) Investigational SERD 6 (10) Aromatase inhibitors 52 (87) *baseline value missing for 1 patient †Median of 3 prior lines in the metastatic setting. ECOG, Eastern Cooperative Oncology Group; CDK4/6, cyclin-dependent kinases; SERD, selective estrogen receptor degrader

ARV-471 was well tolerated at all dose levels; no dose limiting toxicities and MTD not reached Discontinuation rate <2% (1 out of 60) Dose reductions <2% (1 out of 60) *Advanced breast cancer is highly associated with venous embolisms. Event was included as potentially treatment related, so treatment with ARV-471 was stopped. Data cut-off: 09/30/21; TRAE, Treatment related adverse event TRAE in > 10% of patients 30 mg (n=3) 60 mg (n=3) 120 mg (n=7) 180/200 mg (n=11) 360 mg (n=15) 500 mg (n=17) 700 mg (n=4) Total (N=60) Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Gr 1/2 Gr 3 Any TRAE 0 0 3 (50%) 0 6 (86%) 0 6 (55%) 1 (9%) 10 (67%) 1 (7%) 7 (41%) 2 (12%) 2 (50%) 0 34 (57%) 4 (7%) Nausea 0 0 2 (33%) 0 2 (29%) 0 4 (36%) 0 3 (20%) 0 4 (24%) 1 (6%) 1 (25%) 0 16 (27%) 1 (2%) Fatigue 0 0 1 (17%) 0 0 0 1 (9%) 0 3 (20%) 0 5 (29%) 0 2 (50%) 0 12 (20%) 0 Vomiting 0 0 0 0 2 (29%) 0 1 (9%) 0 2 (13%) 0 1 (6%) 0 0 0 6 (10%) 0 AST increased 0 0 0 0 1 (14%) 0 2 (18%) 0 0 0 1 (6%) 0 2 (50%) 0 6 (10%) 0 Four patients experienced Gr 3 events potentially related to ARV-471 (headache lasting 1-day, single occurrence of asymptomatic increased amylase and lipase, nausea and asymptomatic QTc prolongation, and venous embolism after a minor procedure*)

AVR-471: High CBR (40%) in heavily pretreated population

- **40% clinical benefit rate** (CBR) in 47 evaluable patients*
  - CBR = rate of confirmed CR or PR or SD ≥24 weeks
- **3** patients had **confirmed PRs**
- 14 patients were ongoing at the time of data cutoff, including ***2 who have been on treatment for >18 months***



CDK4/6 inhibitor
Fulvestrant
Chemotherapy
Investigational SERD
CBR: 40%
Starting dose
30 mg QD
60 mg QD
120 mg QD
180/200 mg QD
360 mg QD
500 mg QD
700 mg QD
Continuing on treatment
0
8
16
24
32
40
48
56
80
100
120
Time on treatment, weeks

*Excludes patients unable to complete cycle 1 due to reasons other than PD, toxicity, or death
**Patient discontinued treatment due to venous embolism before first on-study scan
***Patient discontinued treatment due to clinical progression before first on-study scan
†Patient had dose escalation from starting dose
‡Week 24 imaging assessment performed at 23.4 weeks (within the window allowed per protocol)
§Patient had disease progression on subsequent scan and discontinued treatment
CBR=clinical benefit rate; CDK=cyclin-dependent kinase; PD=progressive disease; PR=confirmed partial response; SD=stable disease; SERD=selective estrogen receptor degrader; uPR=unconfirmed partial response

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ARV-471 demonstrates promising anti-tumor activity in late-line patients

Antitumor activity in response-evaluable patients (n=38)*



30 mg
60 mg
120 mg
180/200 mg
360 mg
500 mg
700 mg
Best % Change in Target Lesion Diameter From Baseline
180
140
80
60
40
20
0
-20
-40
-60
-80
-100
PD PD PD PD PD PD PD PD PD PD SD SD PD SD SD SD PD PD PD PD SD
SD SD SD SD SD SD PD SD SD SD SD PD SD PR PR SD PR
(uPR†)

*Patients with measurable disease at baseline who had a baseline and ≥1 on-treatment scan
†Patient had disease progression on subsequent scan and discontinued treatment
PD=progressive disease; PR=confirmed partial response; SD=stable disease; uPR=unconfirmed partial response

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ARV-471 degraded ER up to 89% through the 500 mg dose level * Data available as of September 3, 2021; median time on treatment at biopsy: 31 days (range: 16–77). ER immunoreactivity analyzed by QIF using the AQUA method, and ER positivity threshold derived by examining AQUA scores and visually inspecting all samples in the dataset to determine a cut-point for ER positivity ** Fulvestrant degradation reported as 40-50% in Robertson et al., Breast Cancer Research (2013) and Kuter et al., Breast Cancer Res Treat (2012). AQUA=automated quantitative analysis; ER=estrogen receptor; QIF=quantitative immunofluorescence Degradation up to 89%; median 67%; mean of 64% Degradation exceeds reported data for fulvestrant (previously reported: 40-50%)** Degradation of wild type ER and ESR1 mutant proteins ESR1 mutant: solid line ESR1 wild-type: dashed line Predose On-treatment 0 2500 5000 7500 10000 12500 ER AQUA Score ER positivity threshold 30 mg (n=1) 180 mg (n=1) 360 mg (n=5) 60 mg (n=1) 120 mg (n=3) 500 mg (n=2) 200 mg (n=1) ER degradation in paired tumor biopsies* (n=14)

Summary: ARV-471 has shown robust signals of efficacy in a challenging patient population † Wander 2020; ††CBR defined as SD persisting ≥ 24 weeks, or a best response of confirmed CR or PR. Patients expected to have ER-independent disease† Of patients with prior fulvestrant treatment 80% Of patients treated with CDK4/6 inhibitors 100% 66% Heavily pretreated patient population Early clinical benefit Phase 1 Data as presented 12/10/2021 ARV-471 Designed to be an oral, high-potency ER degrader with favorable safety profile …with potential to become endocrine backbone of choice for ER+/HER2- breast cancer treatment Maximum ER degradation (mean, 64%) in first 3 dose levels 89% Confirmed partial responses (PR); tumor shrinkage in other patients 3 Clinical benefit rate (CBR)††; 14 patients ongoing at cutoff 40% Of TRAEs were grade 1/2 in severity with no DLTs 89% Median lines of prior therapies 4

Arvinas and Pfizer aim to characterize the activity of ARV-471 across ER+/HER2- breast cancer treatment lines

US ER+/HER2- Breast Cancer Treatment Paradigm (>200,000 US patients†)

	Adjuvant (Post-Surgical) Breast Cancer (~160K)	Metastatic Breast Cancer (~50K) – First Line	Metastatic Breast Cancer (~50K) – Second/Third Line	
Supportive Trials to Define Registration Paths	Initiate in 2022 **Neoadjuvant** *(Randomized vs Control)* ARV-471, or ARV-471 + CDK4/6i	Initiated Dec 2020 **Phase 1b (enabling trial):** Combo: ARV-471 + IBRANCE® (palbociclib)	Initiated 1Q 21 **Phase 2:** VERITAC Expansion: ARV-471	Initiate in 2022 **Phase 1b** Combo: ARV-471 + Next Gen CDKi or other Targeted Therapies††
Pivotal Trials →		Initiate 2022 and beyond **Phase 3 registrational:** Multiple Phase 3 trials: ARV-471 as monotherapy and combo		

† SEER database; includes US patient population only, †† E.g., everolimus or as part of umbrella study with multiple combination agents
CDK, cyclin-dependent kinases Pi3Ki; phosphoinositide 3-kinase inhibitor; mTORi: mammalian target of rapamycin inhibitors

Pfizer ARVINAS

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Potential for 1L/2L/3L approval as monotherapy or in combination Planned combinations with CDK inhibitors and other targeted therapies in adjuvant or early metastatic cancers LARGE UNMET NEED AND OPPORTUNITY In the US alone, ER+/HER2- breast cancer represents an addressable patient population of >200K† per year and a market opportunity of >$15B Superior degradation to published fulvestrant and SERD data† Strong efficacy signal in a predominantly ER-independent population Well tolerated CLEAR DEVELOPMENT PATH STRONG EVIDENCE FOR BEST-IN-CLASS PROFILE ARV-471: Evidence for best-in-class potential in a large area of unmet need † US incidence from SEER Database. †† Fulvestrant degradation reported in Robertson et al., Breast Cancer Research (2013) and Kuter et al., Breast Cancer Res Treat (2012)

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